UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2003

RedEnvelope, Inc.

(Exact name of registrant as specified in its charter)

0-50387
(Commission File Number)

Delaware (State or other jurisdiction of incorporation)	33-0844285 (I.R.S. Employer Identification No.)

201 Spear Street, 3rd Floor
San Francisco, CA 94105
(Address of principal executive offices, with zip code)

(415) 371-9100
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

(c)	Exhibits.

99.1 Press Release of RedEnvelope, Inc. dated October 28, 2003 (earnings results for second quarter)

Item 12. Results of Operations and Financial Condition.

          This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

          On October 28, 2003, RedEnvelope, Inc. (the “Issuer”) issued a press release of the financial results for the fiscal quarter ended September 28, 2003. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated into this Form 8-K by reference.

          The October 28, 2003 press release filed as an exhibit to this report includes safe harbor language indicating that certain statements about the Issuer’s business contained in the press release are forward-looking. The press release also lists certain factors which may affect the Issuer’s operating results and states that a more detailed discussion of those and other relevant factors is included in RedEnvelope’s Prospectus dated September 24, 2003, which is available at the Securities and Exchange Commission’s website (www.sec.gov).

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RedEnvelope, Inc.

Date: October 28, 2003	By:	/s/ Alison May

Alison May,
President, Chief Executive Officer and Director

Index to Exhibits

Exhibit
Number	Description

99.1	Press Release of RedEnvelope, Inc. dated October 28, 2003 (earnings results for second quarter)